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                                                                   EXHIBIT 10.12



                               FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 30, 1998, is entered into by and among:

                  (1) INDUS INTERNATIONAL, INC., a Delaware corporation ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Banks"); and

                  (3) SUMITOMO BANK OF CALIFORNIA, a California banking corporation, as agent for the Lenders (in such capacity, "Agent").


                                    RECITALS

         A. Borrower, the Banks and Agent are parties to an Amended and Restated Credit Agreement dated as of June 10, 1998 (the "Credit Agreement").

         B. Borrower has requested the Banks and Agent to amend the Credit Agreement in certain respects.

         C. The Banks and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                   AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and Agent hereby agree as follows:

         1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Paragraph 1.01 is amended by changing the "June 30, 1998" reference contained in the definition of First Commitment Reduction Date to "July 31, 1998".

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                  (b)      Paragraph 1.01 is hereby further amended by changing
         the "July 1, 1998" reference contained in the definition of Total Commitment to "August 1, 1998".

         (3) REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Banks that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

                  (a) The representations and warranties of Borrower set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects;

                  (b) No Default or Event of Default has occurred and is continuing; and

                  (c) Each of the Credit Documents in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

         4. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on June 30, 1998 (the "Effective Date"), subject to receipt by Agent and the Banks on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Banks and their respective counsel:

                  (a) This Amendment duly executed by Borrower, each Bank and Agent; and

                  (b) Such other evidence as Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

         5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Agreement.

         6.       MISCELLANEOUS.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.


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                  (b)     Headings. Headings in this Amendment are for
         convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                   IN WITNESS WHEREOF, Borrower, Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.


BORROWER:                  INDUS INTERNATIONAL, INC


                           By: /s/ Frank M. Siskowski
                               ------------------------------
                               Name: Frank M. Siskowski
                                    -------------------------
                               Title: Chief Financial Officer
                                    -------------------------


AGENT:                     SUMITOMO BANK OF CALIFORNIA



                           By: /s/
                               ------------------------------
                               Name:
                                    -------------------------
                               Title: Vice President
                                    -------------------------



LENDERS:                   SUMITOMO BANK OF CALIFORNIA



                           By: /s/
                               ------------------------------
                               Name:
                                    -------------------------
                               Title: Vice President
                                    -------------------------


                           UNION BANK OF CALIFORNIA, N.A.

                           By:  /s/ John Noble
                               ------------------------------
                               Name: John Noble
                                    -------------------------
                               Title: Vice President
                                    -------------------------


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